                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         December 20, 2001







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                       1-12084                 34-1559357
(State of incorporation)     (Commission File Number)        (IRS Employer
                                                           identification No.)

     300 Madison Avenue
        Toledo, Ohio                                               43604
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







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ITEM 5.  OTHER INFORMATION
         -----------------

         On December 20, 2001 Libbey Inc. (the "Company") through a press release announced that the United States Federal Trade Commission (FTC) agreed to delay filing its complaint in the United States Federal District Court challenging the legality of Libbey's proposed acquisition of the Anchor Hocking business of Newell Rubbermaid until January 4, 2002. Libbey agreed not to close the planned acquisition until after January 4, 2002, unless informed earlier by the FTC that the FTC has no objection to proceeding with closing. This delay was granted for the purpose of exploring alternatives to litigation.


         (c)      EXHIBITS

         Exhibit
            No.                    Description
            ---                    -----------

            99             Text of press release dated December 20, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        LIBBEY INC.
                                        Registrant





Date:    December 21, 2001              By:      /s/ Kenneth G. Wilkes
     ---------------------------           -------------------------------------
                                        Kenneth G. Wilkes
                                        Vice President, Chief Financial Officer
                                        (Principal Accounting Officer)








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